TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY CORPORATION
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

Huffy Bike and Huffy Corporate
OPERATING STATEMENT
PERIOD ENDING: February 5, 2005
	Case No: 04-39148

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	7,746	45,677
Adjusted Gross Profit	951	4,646
% Net Sales	12.3%	10.2%
Total Selling Expenses	548	1,983
% Net Sales	7.1%	4.3%
Other Product Line Expenses	526	1,917
% Net Sales	6.8%	4.2%
Corporate Expenses, Net	955	3,438
Total Operating Expenses	2,029	7,338
% Net Sales	26.2%	16.1%
Operating Income	(1,078)	(2,692)
% Net Sales	-13.9%	-5.9%
Other (Income)/Expense	(1)	58
EBIT Excl. Restructuring	(1,077)	(2,750)
% Net Sales	-13.9%	-6.0%
Restructuring & Other Expense	1,196	1,998
Interest Expense	231	2,056
Pre-Tax Income From Contin. Ops	(2,504)	(6,804)
Loss/(Gain) on Discontinued OPS	210	(2,572)
Pre-Tax	(2,714)	(4,232)
Provision for Taxes	(1,044)	(4,844)
Net Earnings	(1,670)	612
		FORM 2

Huffy Bike and Huffy Corporate	Jan-05	Dec-04	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: February 5, 2005	Month	Month	Filing

Total Cash	$205	$158	$1,563

Net Receivables	$11,590	$24,343	$24,479

Net Inventory	$28,056	$18,968	$9,097

Total Prepaids	$6,432	$6,873	$8,180

Net PP & E	$1,451	$1,531	$3,028

Goodwill-net of Amortization	$5,620	$5,620	$5,620

Other Assets	$4,331	$4,561	$2,277

Total Assets	$57,685	$62,054	$54,244

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$21,216	$19,008	$0
Accrued Liabilities	$3,889	$3,652	$5,061
Wages & Salaries/Commissions	$199	$439	$0
Total Post Petition Liabilities	$25,304	$23,099	$5,061

Bank Debt	$5,200	$9,834	$17,931

Prepetition Liabilities
Accounts Payable	$53,983	$54,787	$55,477
Other Current Liabilities	($750)	$274	$450
Accrued Liabilities	$11,924	$14,066	$15,454
Mortgage/Notes & Capital Leases	$17	$92	$139
Salaried Pension	$25,268	$24,980	$24,176
Long Term Liabilities	$20,975	$22,041	$22,842
Intercompany Accounts with Entities	($75,230)	($79,783)	($77,668)

Liabilities Subject to Compromise	$36,187	$36,457	$40,870

Total Liabilities	$66,691	$69,390	$63,862

Shareholder's Equity
Owners Capital	($4,789)	($4,789)	($4,789)
Pre Petition Retained Earnings	($4,829)	($4,829)	($4,829)
Post Petition Retained Earnings	$612	$2,282	$0
Total Shareholder's Equity	($9,006)	($7,336)	($9,618)

Total Liabilities & Equity	$57,685	$62,054	$54,244

Variance	$0	$0	$0
			FORM 3

		HUFFY CORPORATION
		SUMMARY OF OPERATIONS
		Period Ended: FEBRUARY 5, 2005		Case No: 04-39148

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition
Accounts Payable	21,216	--	--

Accounts Receivable	11,768	2,067	1,665

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

				FORM 4

CASE NAME:	Huffy

CASE NUMBER:	04-39148

MONTH & YEAR	January-05

TOTAL CASH FLOW	Beginning			Net Cash	Ending
Description	Balance	Receipts	Disbursements	Flow	Balance

Corporate Office	$354,754	$4,501,780	($4,312,583)	$189,196	$543,950
Huffy Bicycle Company	($197,009)	$50,530,817	($50,672,921)	($142,104)	($339,114)
Total Cash Flow	$157,745	$55,032,596	($54,985,505)	$47,092	$204,837

          FORM 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  January 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

W. Anthony Huffman

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Director of Huffy Corporation.

Serves on Nominating and Governance Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 861.35
Life Insurance
Retirement			2,936.75
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			73.75
Total Benefits			$ 3,871.85

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$3,871.85

Dated: ________
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  January 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Donald K. Miller

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as a Director of Huffy Corporation.

Serves on Audit Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)
Total Benefits			$ 0

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 0

Dated: ________
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  January 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

James F. Robeson

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Director of Huffy Corporation.

Serves on Audit Committee (Chairman) and Compensation Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)
Total Benefits			$ 0

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 0

Dated: ________
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  January 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Thomas C. Sullivan

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Chairman of Huffy Corporation.

Serves on Compensation Committee (Chairman).

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)
Total Benefits			$ 0

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 0

Dated: ________
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  January 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Joseph P. Viviano

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Director of Huffy Corporation.

Serves on Compensation Committee and Nominating and Governance Committee (Chairman).

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)			382.59
Other Benefits (Dental, AD&D)
Total Benefits			$ 382.59

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 382.59

Dated: ________
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  January 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Gerald B. Wasserman

Capacity:

                  Shareholder

                  Officer

       X         Director

                  Insider

Detailed Description of Duties:

Serves as Director of Huffy Corporation.

Serves on Audit Committee and Nominating and Governance Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)
Total Benefits			$ 0

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 0

Dated: ________
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  January 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Nancy A. Michaud

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Senior Vice President - General Counsel

and Secretary -

responsible for and manages all legal aspects of the Debtor’s business.  Serves as Corporate

Secretary.

Current Compensation Paid:	Weekly	or	Monthly

			$19,923.08

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 963.35
Life Insurance			6.00
Retirement
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)			127.21
Other Benefits (Dental, AD&D, LTD)			157.06
Total Benefits			$ 2,053.62

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$21,976.70

Dated: ________
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  January 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

John A. Muskovich

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Chief Executive Officer - responsible for overall

management and supervision, strategic planning and development of Debtor’s business.

Current Compensation Paid:	Weekly	or	Monthly

			$30,461.54

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 963.35
Life Insurance			6.00
Retirement
Company Vehicle			1,000.00
Entertainment
Travel (Reimbursed)			4,667.90
Other Benefits (Dental, AD&D, LTD)			201.13
Total Benefits			$ 6,838.38

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$37,299.92

Dated: ________
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  January 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Robert W. Lafferty

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Senior Vice President - Finance, Chief Financial Officer

and Treasurer - responsible for all finance and treasury functions of the Debtors’ business.

Current Compensation Paid:	Weekly	or	Monthly

$23,230.78

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 963.35
Life Insurance			6.00
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D, LTD)			170.89
Total Benefits			$ 1,940.24

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments			$ 0

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$25,171.02

Dated: ________
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  January 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Robert A. Stead

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Senior Vice President - Human Resources - responsible

for human resource function of the Debtor’s business.

Current Compensation Paid:	Weekly	or	Monthly

			$13,846.16

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 1,306.76
Life Insurance			6.00
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D, LTD)			155.40
Total Benefits			$ 2,268.16

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$16,114.32

Dated: ________
	Principal, Officer, Director, or Insider

xviii.

       FORM 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39148

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39149
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY RISK MANAGEMENT
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY RISK MANAGEMENT (HRMI)
OPERATING STATEMENT
PERIOD ENDING: February 5, 2005
Case No: 04-39149

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	-	236
Pre-Tax	-	(236)
Provision for Taxes	0	0
Net Earnings	-	(236)

      FORM 2

HUFFY RISK MANAGEMENT (HRMI)	Jan-05	Dec-04	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: February 5, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$0

Total Assets	$0	$0	$0

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$772	$772	$675
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Huffy	($993)	($993)	($1,132)

Liabilities Subject to Compromise	($221)	($221)	($457)

Total Liabilities	($221)	($221)	($457)

Shareholder's Equity
Owners Capital	$180	$180	$180
Pre Petition Retained Earnings	$277	$277	$277
Post Petition Retained Earnings	($236)	($236)	$0
Total Shareholder's Equity	$221	$221	$457

Total Liabilities & Equity	$0	$0	$0

Variance	$0	$0	$0
			FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39149

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39150
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-OHIO, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFCO-OHIO, INC.

TAXES

As of February 26, 2005 all state tax returns for CRS for 2002 and 2003 have been filed.  Extensions are in the process of being requested for the 2004 returns and the returns will be filed by those dates.

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: FEBRUARY 5, 2005

Case No. 04-39150

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39151
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HCAC, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39151

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39152
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-DELAWARE COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39152

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39153
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39153

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39154
: Chapter 11
			:	Judge: Lawrence S. Walter
:
AMERICAN SPORTS DESIGN COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

AMERICAN SPORTS DESIGN
OPERATING STATEMENT
PERIOD ENDING: February 5, 2005
	Case No: 04-39154

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	100
Adjusted Gross Profit	-	100
% Net Sales	#DIV/0!	100.0%
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	0.0%
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	0.0%
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	0.0%
Operating Income	-	100
% Net Sales	#DIV/0!	100.0%
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	100
% Net Sales	#DIV/0!	100.0%
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	100
Loss/(Gain) on Discontinued OPS	-	-
Pre-Tax	-	100
Provision for Taxes	0	0
Net Earnings	-	100
		FORM 2

AMERICAN SPORTS DESIGN	Jan-05	Dec-04	19-Oct-04
Balance Sheet	Current	Prior	At
Period Ending: February 5, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$169	$169	$91

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$824	$824	$824

Other Assets	$0	$0	$0

Total Assets	$993	$993	$915

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$3,709	$3,709	$3,731

Liabilities Subject to Compromise	$3,709	$3,709	$3,731

Total Liabilities	$3,709	$3,709	$3,731

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($2,816)	($2,816)	($2,816)
Post Petition Retained Earnings	$100	$100	$0
Total Shareholder's Equity	($2,716)	($2,716)	($2,816)

Total Liabilities & Equity	$993	$993	$915

Variance	$0	$0	$0

			FORM 3

		AMERICAN SPORTS DESIGN
		SUMMARY OF OPERATIONS
		Period Ended: FEBRUARY 5, 2005		Case No: 04-39154

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition
Accounts Payable	--	--	--

Accounts Receivable	--	--	169

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

				FORM 4

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-391454

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39155
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS WASHINGTON, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY SPORTS WASHINGTON
OPERATING STATEMENT
PERIOD ENDING: February 5, 2005
Case No: 04-39155

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Expenses;
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	-	1,324
Pre-Tax	-	(1,324)
Provision for Taxes	0	1480
Net Earnings	-	(2,804)

      FORM 2

HUFFY SPORTS WASHINGTON	Jan-05	Dec-04	19-Oct-04
Balance Sheet	Current	Prior	At
Period Ending: February 5, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$92

Net PP & E	$21	$21	$596

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$1,480

Total Assets	$21	$21	$2,168

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$442	$444	$914
Other Current Liabilities	$20	$20	$20
Accrued Liabilities	$0	$46	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$7,027	$6,979	$5,898

Liabilities Subject to Compromise	$7,489	$7,489	$6,832

Total Liabilities	$7,489	$7,489	$6,832

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($4,664)	($4,664)	($4,664)
Post Petition Retained Earnings	($2,804)	($2,804)	$0
Total Shareholder's Equity	($7,468)	($7,468)	($4,664)

Total Liabilities & Equity	$21	$21	$2,168

Variance	$0	$0	$0

			FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39155

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39156
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-GEORGIA, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39156

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39157
: Chapter 11
			:	Judge: Lawrence S. Walter
:
LAMAR SNOWBOARDS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

LAMAR SNOWBOARDS
OPERATING STATEMENT
PERIOD ENDING: February 5, 2005
Case No: 04-39157

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	-	-
Pre-Tax	-	-
Provision for Taxes	0	349
Net Earnings	-	(349)
FORM 2

LAMAR SNOWBOARDS	Jan-05	Dec-04	19-Oct-04
Balance Sheet	Current	Prior	At
Period Ending: February 5, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$349

Total Assets	$0	$0	$349

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$349	$349	$349

Liabilities Subject to Compromise	$349	$349	$349

Total Liabilities	$349	$349	$349

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$0	$0	$0
Post Petition Retained Earnings	($349)	($349)	$0
Total Shareholder's Equity	($349)	($349)	$0

Total Liabilities & Equity	$0	$0	$349

Variance	$0	$0	$0
			FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39157

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39158
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-NEW BRUNSWICK, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39158

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39159
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-GEORGIA II, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39159

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39160
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS OUTLET, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY SPORTS OUTLET	Jan-05	Dec-04	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: February 5, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$0

Total Assets	$0	$0	$0

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Liabilities	($32)	($32)	($32)

Liabilities Subject to Compromise	($32)	($32)	($32)

Total Liabilities	($32)	($32)	($32)

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$32	$32	$32
Post Petition Retained Earnings	$0	$0	$0
Total Shareholder's Equity	$32	$32	$32

Total Liabilities & Equity	$0	$0	$0

Variance	$0	$0	$0

			FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39160

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39161
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS DELAWARE, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY SPORTS DELAWARE
OPERATING STATEMENT
PERIOD ENDING: February 5, 2005
Case No: 04-39161

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	-	77
Pre-Tax	-	(77)
Provision for Taxes	0	0
Net Earnings	-	(77)
FORM 2

HUFFY SPORTS DELAWARE	Jan-05	Dec-04	19-Oct-04
Balance Sheet	Current	Prior	At
Period Ending: February 5, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$305	$305	$305

Other Assets	$0	$0	$0

Total Assets	$305	$305	$305

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$17	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$17	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$21	$21	$21
Other Current Liabilities	$36	$36	$36
Accrued Liabilities	$129	$129	$146
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	($38,150)	($38,133)	($38,227)

Liabilities Subject to Compromise	($37,964)	($37,947)	($38,024)

Total Liabilities	($37,947)	($37,947)	($38,024)

Shareholder's Equity
Owners Capital	$40,516	$40,516	$40,516
Pre Petition Retained Earnings	($2,187)	($2,187)	($2,187)
Post Petition Retained Earnings	($77)	($77)	$0
Total Shareholder's Equity	$38,252	$38,252	$38,329

Total Liabilities & Equity	$305	$305	$305

Variance	$0	$0	$0

			FORM 3

	HUFFY SPORTS DELAWARE INC.
	SUMMARY OF OPERATIONS
	Period Ended: FEBRUARY 5, 2005			Case No: 04-39161

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition
Accounts Payable	17	--	--

Accounts Receivable	--	--	--

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

				FORM 4

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39161

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39162
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS CANADA, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES	NO √

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY SPORTS CANADA, INC.

TAXES

While we do not believe that any taxes are due, we have not filed our 2003 Canadian Income Tax Return due to the pending restatement of our 2003 financial statements.  We have engaged Ernst and Young Canada to complete and file the return on our behalf.  We do not believe that we will incur any penalties in excess of $1000.

HUFFY SPORTS CANADA
OPERATING STATEMENT
PERIOD ENDING: February 5, 2005
	Case No: 04-39162

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	2,120	3,415
Adjusted Gross Profit	515	285
% Net Sales	24.3%	8.3%
Total Selling Expenses	435	563
% Net Sales	20.5%	16.5%
Other Product Line Expenses	130	280
% Net Sales	6.1%	8.2%
Corporate Expenses, Net	-	-
Total Operating Expenses	565	843
% Net Sales	26.7%	24.7%
Operating Income	(50)	(558)
% Net Sales	-2.4%	-16.3%
Other (Income)/Expense	-	50
EBIT Excl. Restructuring	(50)	(608)
% Net Sales	-2.4%	-17.8%
Restructuring & Other Expense	-	-
Interest Expense	41	41
Pre-Tax Income From Contin. Ops	(91)	(649)
Loss/(Gain) on Discontinued OPS	(25)	2,363
Pre-Tax	(66)	(3,012)
Provision for Taxes	(25)	434
Net Earnings	(41)	(3,446)
		FORM 2

HUFFY SPORTS CANADA	Jan-05	Dec-04	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: February 5, 2005	Month	Month	Filing

Total Cash	$536	$252	$1,075

Net Receivables	$1,371	$2,701	$7,920

Net Inventory	$8,184	$8,705	$12,633

Total Prepaids	$208	$616	$225

Net PP & E	$0	$0	$89

Goodwill-net of Amortization	$14,637	$14,637	$14,637

Other Assets	$0	$0	$459

Total Assets	$24,936	$26,911	$37,038

Liabilities & Equity
	$0
Post Petition Liabilities
Accounts Payable	$709	$582	$0
Accrued Liabilities	$926	$779	$1,685
Wages & Salaries/Commissions	$194	$43	$0
Total Post Petition Liabilities	$1,829	$1,404	$1,685

Bank Debt	$5,406	$5,883	$13,411

Prepetition Liabilities
Accounts Payable	$10,667	$10,995	$10,446
Other Current Liabilities	($361)	($335)	($349)
Accrued Liabilities	$558	$318	$867
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Liabilities	$102,633	$104,401	$103,328

Liabilities Subject to Compromise	$113,497	$115,379	$114,292

Total Liabilities	$120,732	$122,666	$129,388

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($92,350)	($92,350)	($92,350)
Post Petition Retained Earnings	($3,446)	($3,405)	$0
Total Shareholder's Equity	($95,796)	($95,755)	($92,350)

Total Liabilities & Equity	$24,936	$26,911	$37,038

Variance	$0	$0	$0
			FORM 3

	HUFFY SPORTS CANADA
	SUMMARY OF OPERATIONS
	Period Ended: FEBRUARY 5, 2005			Case No: 04-39162

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition
Accounts Payable	709	--	--

Accounts Receivable	3,830	1,117	3,108

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

				FORM 4

CASE NAME:	Huffy

CASE NUMBER:	04-39162

MONTH & YEAR	January-05

TOTAL CASH FLOW	Beginning			Net Cash	Ending
Description	Balance	Receipts	Disbursements	Flow	Balance

Huffy Sports Canada	$251,959	$7,547,202	($7,263,637)	$283,565	$535,523
Total Cash Flow	$251,959	$7,547,202	($7,263,637)	$283,565	$535,523

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39162

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39163
: Chapter 11
			:	Judge: Lawrence S. Walter
:
LEHIGH AVENUE PROPERTY HOLDINGS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39163

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39164
: Chapter 11
			:	Judge: Lawrence S. Walter
:
FIRST TEAM SPORTS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

FIRST TEAM SPORTS
OPERATING STATEMENT
PERIOD ENDING: February 5, 2005
Case No: 04-39164

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	70
Pre-Tax Income From Contin. Ops	-	(70)
Loss/(Gain) on Discontinued OPS	-	-
Pre-Tax	-	(70)
Provision for Taxes	0	3,466
Net Earnings	-	(3,536)

FORM 2

FIRST TEAM SPORTS	Jan-05	Dec-04	19-Oct-04
Balance Sheet	Current	Prior	At
Period Ending: February 5, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$3,466

Total Assets	$0	$0	$3,466

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Comissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$592	$592	$522
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$2,436	$2,436	$2,436

Liabilities Subject to Compromise	$3,028	$3,028	$2,958

Total Liabilities	$3,028	$3,028	$2,958

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$508	$508	$508
Post Petition Retained Earnings	($3,536)	($3,536)	$0
Total Shareholder's Equity	($3,028)	($3,028)	$508

Total Liabilities & Equity	$0	$0	$3,466

Variance	$0	$0	$0
			FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39164

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39165
: Chapter 11
			:	Judge: Lawrence S. Walter
:
TOMMY ARMOUR GOLF COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TOMMY ARMOUR GOLF
OPERATING STATEMENT
PERIOD ENDING: February 5, 2005
Case No: 04-39165

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Expenses;
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	-	230
Pre-Tax	-	(230)
Provision for Taxes	0	0
Net Earnings	-	(230)
FORM 2

TOMMY ARMOUR GOLF	Jan-05	Dec-04	19-Oct-04
Balance Sheet	Current	Prior	At
Period Ending: February 5, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$230

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$0

Total Assets	$0	$0	$230

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages and Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$354	$354	$354

Liabilities Subject to Compromise	$354	$354	$354

Total Liabilities	$354	$354	$354

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($124)	($124)	($124)
Post Petition Retained Earnings	($230)	($230)	$0
Total Shareholder's Equity	($354)	($354)	($124)

Total Liabilities & Equity	$0	$0	$230

Variance	$0	$0	$0

			FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39165

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39166
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUF CANADA, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY CANADA
OPERATING STATEMENT
PERIOD ENDING: February 5, 2005
	Case No: 04-39166

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	61	739
Adjusted Gross Profit	61	739
% Net Sales	100.0%	100.0%
Total Selling Expenses	-	-
% Net Sales	0.0%	0.0%
Other Product Line Expenses	-	190
% Net Sales	0.0%	25.7%
Corporate Expenses, Net	-	-
Total Operating Expenses	-	190
% Net Sales	0.0%	25.7%
Operating Income	61	549
% Net Sales	100.0%	74.3%
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	61	549
% Net Sales	100.0%	74.3%
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	61	549
Loss/(Gain) on Discontinued OPS	-	678
Pre-Tax	61	(129)
Provision for Taxes	23	(602)
Net Earnings	38	473
		FORM 2

HUFFY CANADA	Jan-05	Dec-04	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: February 5, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$513	$713	$963

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$99	$99	$99

Other Assets	$18,062	$20,662	$20,227

Total Assets	$18,674	$21,474	$21,289

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$23	$0	$0
Accrued Liabilities	$161	$206	$206
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0		$0
Intercompany Accounts with Huffy	($2,103)	$713	$963

Total PrePetition Liabilities	($1,919)	$919	$1,169

Total Liabilities	($1,919)	$919	$1,169

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$20,120	$20,120	$20,120
Post Petition Retained Earnings	$473	$435	$0
Total Shareholder's Equity	$20,593	$20,555	$20,120

Total Liabilities & Equity	$18,674	$21,474	$21,289

Variance	$0	$0	$0
			FORM 3

	HUFFY CANADA
	SUMMARY OF OPERATIONS
	Period Ended: FEBRUARY 5, 2005			Case No: 04-39166

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition
Accounts Payable	--	--	--

Accounts Receivable	--	513	--

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

				FORM 4

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39166

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: FEBRUARY 5, 2005

IN RE:			: CASE NO: 04-39167
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HESPELER HOCKEY HOLDING, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 3/2/2005	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  FEBRUARY 5, 2005

Case No. 04-39167

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

FORM 7